MH Elite Portfolio of Funds, Inc.
                           220 Russell Avenue
                        Rahway, New Jersey 07065
                            1-800-318-7969
                           www.mhelite.com


Dear Shareholder:

A strong fourth quarter, fueled by our investment in technology driven growth funds, helped make 1999 a very successful year for MH Elite Portfolio of Funds. The Fund ended the year on December 31, 1999 with a net asset value of $ 6.04.
A distribution of $ .10 was paid to shareholders of record on December 31, 1999. The Fund achieveed a total return for 1999 of 32.9%, outpacing the Russell 2000 index's 21.3% total return.

For the first time in a number of years, small cap stocks out performed larger capitalization issues. The benchmark for large cap stocks, the S&P 500 index, returned 19.5% for 1999.

During the last quarter the Fund added Bogle Small Cap Growth, Dreyus Emerging Leaders, Fremont U.S. Micro-Cap, ICM/Isabelle Small Cap Investment, and
RS Diversified Growth Funds to the portfolio. During this period the Fund sold shares of Babson Enterprisse II, Brazos Small Cap Growth, Fasciano, and Forward Small Cap Stock Fund.

We are excited to now offer our shareholders access via the Internet. Shareholders can visit the Fund's web site, www.mhelite.com, for daily pricing and monthly updated performance figures. We welcome your comments and suggestions on our new web site.

The Fund thanks you for your past and continued investment in the Fund and welcomes our new shareholders.


Sincerely,



Harvey Merson
President

Past Performance is no guarantee of future results. The Fund's average annual total return assumes reinvestment of all divided and capital gain distributions. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.

This material must be accompanied or preceded by a prospectus for the Fund.

                      MH Elite Portfolio of Funds, Inc.
                    Schedule of Portfolio of Investments
                           As of December 31, 1999



Mutual Funds  (96.9%)                           Quantity           Market Value

        Artisan Small Cap Value Inv                4,090            $   41,555
        Baron Asset                                  671                39,443
        Berger Small Cap Value Inv                 1,520                32,895
        Bjurman Micro-Cap Growth                   1,967                59,651
        Bogle Small Cap Growth Inv                 2,392                37,345
        Dreyfus Emerging Leaders                   1,324                48,644
        Eclipse Small Cap Value                    2,667                31,358
        FAM Value                                    947                29,695
        Fremont U.S. Micro-Cap                     1,325                52,123
        Henlopen                                   2,174                56,710
        ICM/Isabelle Small Cap Invmt               4,542                46,915
        Kobrick Emerging Growth                    2,578                56,629
        Legg Mason Special Investment Trust Nav    1,392                59,375
        Meridian Value                             2,074                47,063
        Neuberger Berman Millenium                 2,285                75,122
        RS Investment Diversified Growth           1,497                49,401
        RS Investment Emerging Growth              1,617                98.085
        Transamerica Premier Small Company         2,176                84,751
        Wasatch Micro Cap                         11,566                55,403
                                                                        ------

Total Mutual Funds (Cost $775,187)                                 $ 1,002,152

Short-Term Securities (Cost: $31,9958) (3.1%)                           31,995
                                                                    ----------
Total Investments in Securities (Cost:  $807,182)                  $ 1,034,147

Other Assets Less Liabilities                                             (500)
                                                                    ----------
Net Assets                                                         $ 1,033,647
                                                                   ===========








The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                    Statements of Assets and Liabilities
                           As of December 31, 1999


Assets

     Investments in Securities at value (Cost: $807,182)           $ 1,034.147

     Total Assets                                                  $ 1,034,147
                                                                   ===========

Liabilities and Net Assets

     Liabilities
          Due to Investment Advisor                                  $     250
          Accrued Expenses                                                 250
                                                                     ---------
          Total Liabilities                                          $     500


Net Assets
     Capital Stock Outstanding at par $.01                         $     1,712
          (shares issued and outstanding 171,203)
     Additional paid-in capital                                        805,697
     Accumulated undistributed net investment income (loss)               (727)

     Net unrealized appreciation on investments                        226,965
                                                                   -----------
           Net Assets                                              $ 1,033,647

           Total Liabilities and Net Assets                        $ 1,034,147
                                                                   ===========


           Net assets value per share                              $      6.04
                                                                   ===========








The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                          Statements of Operations
                    For The Year Ended December 31, 1999


Investment Income

        Dividends                                       $    38,891
        Interest                                                947
                                                         ----------
        Total Investment Income                              39,838

Expenses

        Investment advisory fees                              6,165
        Accounting service fees                                 214
        filing fees                                             695
        Supplies                                                701
        Phone                                                   181
                                                         ----------
        Total expenses                                        7,956
                                                         ----------

Net Investment Income                                        31,882

Net Realized and Unrealized Gain (loss) on Investments

        Net realized gain (loss) from investments       $   (14,087)
	Net change in unrealized appreciation
                on investments                              225,184
                                                        -----------
	Net realized and unrealized gain (loss)
                in investments                          $   211,097

Net Increase (Decrease) in net assets resulting
        from operations                                 $   242,979
                                                         ==========








The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                     Statements of Change in Net Assets
               For The Year Ended December 31, 1999 and 1998


Increase (Decrease) in Net Assets from Operations     1999              1998
                                                   ----------        ----------

    Net Investment income                          $  31,882        $    9,690
    Net realized gain (loss) on investments          (14,087)          (11,322)
    Net unrealized appreciation (depreciation)
            on investment                            225,184             1,733
                                                   ---------        ----------
    Net Income (Decrease) in Net Assets From
            Operations                               242,979               101

Dividends and Distributions to Shareholders
    Dividends from Net Investment Income             (16,842)                0

Capital Share Transactions

    Proceeds from Sale of Shares
       (76,979 shares in 1999 and 74,224
          shares in 1998)                        $   355,567         $ 335,000

    Proceeds from Re-invested Dividends               16,842                 0
                                                 -----------         ---------
    Net Increase (Decrease) n Net Assets
      from Capital Share Transactions            $   372,409         $ 335,000
                                                 -----------         ---------

    Net Increase in Net Assets                   $   598,546         $ 335,101

Net Assets at Beginning of Period                $   435,101         $ 100,000
                                                 -----------         ---------

Net Assets at End of Period                      $ 1,033,647         $ 435,101
                                                 ===========         =========







The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                            Financial Highlights



Selected per share data and ratios for the period         1999           1998

Net Asset Value, Beginning of Period                    $ 4.62         $ 5.00

Investment Operations

     Net Investment Income                                 .19            .10
     Net Realized and Unrealized Gain (Loss) on Inv.      1.33           (.48)
     Total From Operations                                1.52           (.38)

Distribution                                              (.10)             0

Net Assets Value, End of Period                         $ 6.04         $ 4.62

Total Return                                              32.9%          (7.6%)


Ratios/Supplement Data

Net Assets, end of period                          $ 1,033,647      $ 435,101

Ratio of net expenses to average net asset                1.0%           1.0%

Ratio of net investment income to average new assets      4.3%           3.6%

Portfolio turnover rate                                  41.0%          24.5%














The accompanying notes to financial statements are an integral part of the statements.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 1999


NOTE 1 - Organization

The MH Elite Portfolio of Funds, Inc. (the 'Fund') was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933, the sale and issuance of 20,000 shares of common stock for $100,000 ("initial shares") to its initial investor occurred on February 17, 1998.

NOTE 2 - Additional Investors

Subsequent to February 17, 1998 there were additional infusions of capital in the amount of $335,000 in 1998 and $355,567 in 1999 with 74,224 shares and 76,979 issued respectively.

NOTE 3 - Organization Costs

Organizational costs will be borne by the Fund's Investment Adviser.

NOTE 4 - Registration Fees

Registration fees will be borne by the Fund's Investment Adviser.

NOTE 5 - Legal and Accounting Expenses

Legal and accounting expenses will be borne by the Funds Investment Advisor.

NOTE 6 - Investment Advisory Agreement

The Investment Adviser furnishes the Fund with investment advice and, in general, supervises the management and investment program of the fund. Under the Investment Advisory Agreement, the Fund has agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets. For the period ended December 31, 1999 this fee was $6,165.

NOTE 7 - Fees

The expenses and fees that a shareholder of the MH Elite Portfolio of Funds, Inc. will incur are: management fees of 1.00% and other expenses of .25% for total annual fees of 1.25%. For the period ended December 31, 1999 these fees were $7,706.

NOTE 8 - Purchase and Sale of Securities

The cost of securities purchased and the proceeds from sale of securities for the year ended December 31, 1999 aggregated $609,626 and $264,459 respectively. For federal income tax purposes, the tax basis of investments is the same as for financial reporting purposes. At December 31, 1999, on a tax basis gross unrealized appreciation on investments was $226,965.

                      MH Elite Portfolio of Funds, Inc.
                        Notes to Financial Statements
                              December 31, 1999



NOTE 9 - Capital Stock

As of December 31, 1999, 171,203 shares of $ .01 par value stock were authorized and issued, and paid in capital amounted to $805,697. This includes a dividend reinvestment of $16,842 in 1999.

NOTE 10 - Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Underlying Fund Valuation
Underlying funds are valued at the last reported net asset value as quoted by the respective fund. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are valued at amortized cost.

b) Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

c)  Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid annually. Capital gains, if any, are distributed to shareholders at least annually. Distributions of $16,842 were reinvested in the Fund for 1999. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characteristics of distributions made by the Fund.

d) Federal Taxes
The Fund intends to qualify and continue to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

e) Realized Gain and Loss
Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

                             J. Michaels
                      Certfied Public Accountant
                           223 Main Street
                        Woodbridge, NJ 07095
                           (732) 634-0148
                       Fax No. (732) 885-4961


MH ELite Portfolio of Funds, Inc.
Independent Auditor's Report


To The Shareholders and Board of Directors
MH Elite Portfolio of Funds, Inc.

We have audited the accompanying statements of net assets of MH Elite Portfolio of Funds, Inc. as of Dcember 31, 1999 the related statement of operations for the year ended, the statement of changes in net assets for the period then ended, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally acccepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial state-ment presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MH Elite
Portfolio of Funds, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


J. Michaels, CPA
Woodbridge, New Jersey
January 31, 2000

MH Elite Portfolio of Funds, Inc.
220 Russell Avenue
Rahway, New Jersey 07065

Investor Adviser
    MH Investment Management, Inc.
    220 Russell Avenue
    Rahway, New Jersey 07065





MH Elite Portfolio of Funds,Inc.

       Annual Report
             to
       Shareholders
     December 31, 1999